Employee Benefit Plan	12 Months Ended
Dec. 31, 2012
Employee Benefit Plan
Employee Benefit Plan

8. Employee Benefit Plan

In 2010, the Company adopted a retirement plan, which is qualified under section 401(k) of the Internal Revenue Code for its U.S. employees. The plan allows eligible employees to defer, at the employee’s discretion, pre-tax or post-tax compensation up to the IRS annual limits. Company contributions may be made at the discretion of the board of directors.

Effective as of January 1, 2012, the Company amended its 401(k) plan to provide for employer matching contributions equal to (1) 100% of employee deferral contributions up to a deferral rate of 3% of compensation plus (2) 50% of employee deferral contributions up to a deferral rate of an additional 2% of compensation.  During 2012, the Company made aggregate matching contributions of approximately $137,000 to the 401(k) plan.